UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 26, 2019

JBG SMITH PROPERTIES

(Exact name of Registrant as specified in its charter)

Maryland	No. 001-37994	81-4307010
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4445 Willard Avenue, Suite 400 Chevy Chase, MD	20815
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 333-3600

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) Soliciting

☐ material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01              Other Events

U.S. Federal Income Tax Consequences.

The Company is filing as Exhibit 99.1 (incorporated by reference herein) a discussion of certain U.S. federal income tax consequences relating to the Company’s qualification and taxation as a real estate investment trust, or REIT, and the acquisition, holding, and disposition of the Company’s common shares, preferred shares and depositary shares as well as the Company’s warrants and rights. The description contained in Exhibit 99.1 to this Form 8-K replaces and supersedes prior descriptions of the U.S. federal income tax treatment of the Company and its securityholders to the extent that they are inconsistent with the description contained in this Form 8-K.

Certain statements in the description of U.S. federal income tax consequences contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this Form 8-K. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs and expectations, such forward-looking statements are not predictions of future events or guarantees of future performance and our actual results could differ materially from those set forth in the forward-looking statements. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For a detailed discussion of these and other risks and uncertainties that could materially affect the outcome of our forward-looking statements, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, as updated by our subsequent filings under the Exchange Act .

You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this Form 8-K or the date of any document incorporated by reference. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this Form 8-K or the date of any document incorporated by reference.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits

99.1	Material U.S. Federal Income Tax Consequences.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBG SMITH PROPERTIES

By:	/s/ Steven A. Museles
Name:	Steven A. Museles
Title:	Chief Legal Officer and Corporate Secretary

February 26, 2019